Investments include New Markets Tax Credits allocations by HIT subsidiary Building America CDE, Inc. Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and Building America CDE, Inc. project data. Data is current as of August 31, 2024. Economic impact data is in 2023 dollars and all other figures are nominal. This graphic provides information about projects financed by the HIT that were pre- or under construction as of the date of this report. Projects are included until they reach permanent loan status. The projects referenced on this graphic may not reflect HIT’s current portfolio for any or all of the following reasons: (i) the assets related to the project(s) referenced on this graphic may no longer be held in the HIT’s current portfolio; (ii) other assets in the HIT’s current portfolio may have characteristics different from those shown on this graphic; and (iii) this graphic is not a complete list of all the projects financed by the HIT as of the date of this report.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy by calling HIT Investor Relations at 202-331-8055. Investors should read the current prospectus carefully before investing.

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